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                                                                      Exhibit 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS



 We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-42624) of DRCA Medical Corporation of our report dated March 26, 1996 appearing on page 22 of this Form 10-KSB.


 /s/ Price Waterhouse LLP
 PRICE WATERHOUSE LLP
 Houston, Texas
 March 26, 1996